

Peak Resorts

Investor Update
Hunter Mountain Opportunity

11/30/2015

Safe Harbor

- This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, liquidity, cash flow and descriptions of our business plans, strategies and objectives. These statements often include words such as "anticipate," "expect," "suggest," "plan," "believe," "intend," "estimate," "target," "project," “predict,” “goal,” "forecast," "should," "could," "would," "may," "will" and other similar expressions that convey uncertainty regarding future outcomes.
- Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry; interest rates; real estate values; uncertainty in the debt financing markets or the general economy (including declines in employment, slowing population growth, volatility of interest rates and inflation); our business and investment strategy; our projected operating results; availability of resorts to acquire and our ability to acquire such resorts on favorable terms or at all; availability of suitable financing; failure to manage acquisitions and the development and construction processes; ability to make capital improvements; actions and initiatives of the U.S. government, changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; impact of and changes in governmental regulations; tax law and rates; accounting guidance and similar matters; availability of qualified personnel; general volatility of the capital markets and the market price of our common shares; and the degree and nature of our competition.
- These forward-looking statements reflect our current beliefs, assumptions and expectations of future events, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These forward-looking statements are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results, financial condition, business and liquidity to differ materially from those expressed in any forward-looking statement. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2015, and information contained in subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


mount snow
SUMMIT LODGE
THE BULLWHEEL PUB
sunbrook
see inset
north face
see inset
carinthia
main face
SUNBROOK
BEARTRAP
CHALLENGER
OUTPOST
Long John
Little John
High Traverse
Low Traverse
Somerset Road
Switch Back
Deer Run
Cut Off
Ridge
Hop
Shootout
South Bowl
South Bowl
Link
Drop
Exhibition
Ledge
Cascade
Snowdance
One More Time
Canyon
Roller Coaster
Overbrook
Illusion
Charlie's Chase
Pot's Patch
Ravine
Short Fuse
Sweet 16
Season Pass
Tin Lizzy
Cooper's Junction
Beaver Hill
Milky Way
Main Street
Nitro
Inferno
Narrow Gauge
The Junkyard
Superpipe
Waffle Cabin
SUNDANCE
EGOALLEY
GRAND SUMMIT EXPRESS
BLUEBIRD EXPRESS
CANYON EXPRESS
NITRO EXPRESS
HEAVY METAL
SEASONS
TUMBLEWEED
COVERED BRIDGE
Tubing Park
TRAILSEDGE
AT MOUNT SNOW
Launch Pad
Learning Area
DISCOVERY CENTER
HIGH COUNTRY
SNOWMOBILE TOURS
THE CLOCKTOWER
THE CAPEHOUSE
MAIN BASE LODGE
SEASONS
CONDOMINIUMS
GRAND SUMMIT
RESORT HOTEL &
CONFERENCE CENTER
SUNDANCE
BASE LODGE
BASE
FIRST AID
THE OUTLOOK
Waffle Cabin

COMPANY OVERVIEW

NASDAQ Global Market: SKIS

Peak Resorts

- Owner and operator of 13 ski resorts across six states
- Market cap of $100 million(1)
- Fiscal 2015:
  - Revenue: $104.9 million
  - Reported EBITDA: $25.4 million
- Only pure-play public company focused on the day-drive and overnight-drive segments
  - Less economically sensitive
  - High EBITDA margins
  - Provides better growth opportunities

mount snow VERMONT | Crotched MOUNTAIN | Attitash Mountain Resort | jfbb jack frost big boulder | WILDCAT MOUNTAIN | HIDDEN VALLEY SKI. TUBE. RIDE. | snowcreek ride. ski. tube | MAD RIVER MOUNTAIN | boston mills brandywine | Alpine Valley | PAOLI PEAKS

(1) As of November 27,2015

High-Quality Branded Portfolio Near Metro Areas

PEAK RESORTS

Award-winning portfolio of individually branded ski resorts strategically located within driving distance of major population centers



boston mills brandywine
(Boston Mills)
boston mills brandywine
(Brandywine)
mount snow
VERMONT
WILDCAT MOUNTAIN
Attitash
Crotched
jfbb
(Jack Frost)
jfbb
(Big Boulder)
snowcreek
HIDDEN VALLEY
PAOLI PEAKS
MAD RIVER MOUNTAIN
Alpine Valley

● Major Metropolitan Area

Key FY 2015 Metrics	
Revenue	$104.9 million
Reported EBITDA	$25.4 million
Reported EBITDA Margin	24.2 %
Rev / Skier Visit	$67.45
Total Visits	1.6 million
Total Population Served[(1)]	61.0 million

(1) Estimated for each property based on its respective predominant visitor and advertising markets. The total population served number does not double count for properties that share the same predominant visitor and advertising markets.

Investment Highlights

PEAK RESORTS

Leading Ski Resort Operator	❄ One of the top U.S. ski resort operators in the day and overnight drive segments
Strong Industry Fundamentals	❄ Fragmented market with high barriers to entry enables further growth and limited competition
Experienced Acquirer & Integrator	❄ Average compound annual EBITDA growth of 34.4% within two years across 10 acquisitions
Roadmap For Growth	❄ Organic growth, real estate development and acquisitions
Aligned Management Interest	❄ 16% ownership by proven management team

Day and Overnight Drive Segment Advantages

- More targets and less competition for acquisitions than in the fly-to resort segment
  - Ability to buy from non-institutional sellers
  - Significant opportunities to add value to acquisitions
- Consistent segments of the ski resort industry
  - Easier for customers to travel to resorts
  - Lower total costs for customers

	Day Drive	Overnight Drive	Fly-to
Travel Mode	Car	Car	Plane
Lift Price	\$30 - \$50	\$50 - \$90	\$90+
Length of Stay	Day trip	Overnight/Weekend	Weeklong+
Lodging Options	None	Hotel/Ownership	Hotel/Ownership
Resort Amenities	Ski-related	Ski-related/Full-service	Full-service
Summer Activities	Moderate	Moderate	Extensive
Customer Frequency	High	High	Low
Number of Resorts	~250	~180	~40
	Peak Resorts		Vail Resorts, Whistler Blackcomb, Intrawest

Source: National Ski Area Association and management estimates.

Proven Acquisition Strategy

PEAK RESORTS

Peak has successfully acquired 10 ski resorts and averaged 34.4% compound annual EBITDA growth within two years of those acquisitions

Mad River Mountain	Boston Mills Brandywine	Crotched Mountain	jfbb (jack frost big boulder)	Mount Snow Vermont / Attitash Mountain Resort	Wildcat Mountain	Alpine Valley
2001	2002	2003	2005	2007	2010	2012

Proven Acquirer

- Previous 10 acquisitions have been off-market transactions
- Peak has successfully driven revenues and operating efficiencies at each of its acquisitions
- Proven ability to find value-creation opportunities from non-institutional sellers with lack of operating expertise
- Less competition for acquisitions than fly-to segment
- Strengthen branding and marketing of resorts they acquire

Adding Hunter Mountain
Premier Northeast Ski Resort

Hunter Mountain's reputation as one of the premier snowmaking resorts in the East makes it a perfect fit for Peak Resorts' portfolio and strategy



boston mills brandywine
(Boston Mills)
boston mills brandywine
(Brandywine)
mount snow
VERMONT
WILDCAT MOUNTAIN
Attitash
Crotched
Hunter mountain
jfbb
(Jack Frost)
jfbb
(Big Boulder)
snowcreek
HIDDEN VALLEY
PAOLI PEAKS
MAD RIVER MOUNTAIN
Alpine Valley

● Major Metropolitan Area

(1)

(1) Estimated for each property based on its respective predominant visitor and advertising markets. The total population served number does not double count for properties that share the same predominant visitor and advertising markets.


Hunter mountain
Trail Guide 2015-16
HUNTER WEST
HUNTER ONE
SKYRIDER ZIPLINE TOUR
MID MTN ZIPLINE TOUR
SUMMIT LODGE
THE COLONEL'S ALTERNATE
UPPER K-27
EAST SIDE DRIVE
KONKA
MINYA
HELL GATE
MAD BOX
BELT PARKWAY
WHITE CLOUD
MILKY WAY
UPPER CROSSOVER
LOWER K-27
LOWER CROSSOVER
THE CLIFF
JIMMIE HEUGA EXPRESS
BLEEKER STREET
DROP OFF
GATEWAY
OFF BROADWAY
5 PLAT
EMPIRE PARK
EMPIRE GLADES
KENNEDY DRIVE
GUN HILL ROAD
EISENHOWER DRIVE
RACER'S EDGE
KAATSKILL FLYER
6 PASSENGER CHAIRLIFT
PARK AVENUE
LOWER BROADWAY
MADISON AVENUE
FIFTH AVENUE
THE BATTERY
UPPER HIGHLANDS
UPPER HEMLOCKS
LOWER HIGHLANDS
VAN WINKLE
CENTRAL PARK
CENTRAL PARK NORTH
MOSSY BROOK
BRIAR PATCH
BOSTON ROAD
FORDHAM ROAD
GRAND CONCOURSE
MADISON SQUARE
GRAMERCY PARK
BUCKY'S RUN
LEARNING ZONE
LEARNING CENTER
COLONEL'S HALL & BASE LODGE
COPPER TREE
SLURP NOODLE BAR
MOUNTAIN CLUB SPA
VAN WINKLE'S PUB
KAATSKILL MOUNTAIN CLUB
LIFTSIDE VILLAGE
SNOWTUBING PARK
CLAIR'S WAY
ANNAPURNA
THE COLONEL'S ALTERNATE
WESTWAY
TAYLOR'S RUN
WHICH WAY GLADES
WAY OUT
ZE
KEY
EASIER
MORE DIFFICULT
MOST DIFFICULT
EXTREMELY DIFFICULT
SLOW ZONE
TERRAIN PARK
FIRST AID
FREESTYLE TERRAIN
GLADES
AED
AMENITIES
FOOD & BEVERAGE
RENTALS
PARKING
EMERGENCY PHONE
RESTROOMS
HUNTER ONE
"H" LIFT
"C1" CARPET ONE
"C" 20TH CENTURY LTD. QUAD
"E" LIFT
"FL1" CARPET
"FL2" CARPET
"HP" POMA LIFT
HUNTER MOUNTAIN
"D" LIFT
"F" LIFT
"B" BROADWAY LTD. QUAD
"KF" KAATSKILL FLYER 6 PASSENGER LIFT
HUNTER WEST
"ZE" ZEPHYR EXPRESS
WARNING:

Hunter Mountain Overview


WILDCAT MOUNTAIN
pure vertical fun
WILDCAT MOUNTAIN SUMMIT ELEVATION 4,062'
The Wildcat Express quad takes skiers to the 4,062' summit to access 2,112' of vertical.
The 2-3/4 mile Polecat Trail is the longest beginner ski trail in New Hampshire. All ability levels can ski it from summit to base.
The Lynx Trail is consistently voted a favorite among locals.
The Tomcat Summit Chairlift lets you access 80% of Wildcat's terrain and 1,500' of vertical.
Wildcat has 47 trails and 225 acres including gladed areas.
The Snowcat Novice Area was designed especially for beginners.
LYNX LAIR
UPPER POLECAT
TOP CAT
WILDCAT EXPRESS QUAD
LIFT LION
UPPER CATAPULT
UPPER WILDCAT
UPPER LYNX
CAT TRACK
TOMCAT
FELINE
MIDDLE LYNX
LYNX CONNECTION
BLACK CAT
STARR LINE
MIDDLE CATAPULT
MIDDLE WILDCAT
LOWER CAT TRACK
CATNAP
HAIRBALL
MIDWAY
HAINSVILLE PASS
LOWER CATAPULT
COPY CAT
WILDCAT PITCH
WILD KITTEN
PINKHAM NOTCH
MIDDLE POLECAT
CAT WALK
TOMCAT SCHUSS
CATACOMB GLADE
COUGAR
PANTHER
ALLEY CAT
BOBCAT
CHEETAH
LOWER WILDCAT
LOWER LYNX
MOUNTAIN JAG GLADE
CATENARY
TOMCAT TRIPLE
ANNIE'S ALLEY
BOBCAT TRIPLE
SNOWCAT TRAIL
SNOWCAT TRIPLE
SNOWCAT SLOPE
LOWER POLECAT
STRAY CAT
EASY WAY
LOWER CATENARY
THE CHUTES
THE DEN
BASE ELEVATION 1,950'
BOBCAT LODGE
FIRST AID CENTER
MAIN BASE LODGE
16
TO JACKSON & NO. CONWAY
TO GORHAM
ZipRider
SKI US
MAP KEY
NOVICE TRAIL (EASIEST)
INTERMEDIATE TRAIL
MOST DIFFICULT TRAIL
CHAIRLIFT
SKI AREA BOUNDARY
PARKING
RACE COURSE
GLADED AREA
PROPOSED TREE SKIING
LEARNING AREA
FOREST REVEGETATION GROWTH AREA
SKI SCHOOL MEETING PLACE
FREESTYLE TERRAIN

Appendix

Financial Highlights – Fiscal Years Ended

PEAK RESORTS

($ in thousands, except ski resorts owned/leased and operated)	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011
Income Statement Data					
Revenues	$104,858	$105,205	$99,689	$82,044	$97,586
Operating Expenses	89,476	90,152	82,715	78,524	80,817
Income from operations	17,482	15,053	16,973	3,520	16,769
Balance Sheet Data					
Cash (end of period)	16,849	13,183	11,971	6,179	16,463
Restricted cash (end of period)	37,519	13,063	12,141	11,036	11,271
Total debt (end of period)	100,062	175,148	172,322	161,499	144,058
Other Financial Information					
Reported EBITDA	25,400	25,365	25,939	13,081	4,822
Capital expenditures	14,253	11,125	14,900	21,817	19,116
Operating Data					
Total visits	1,709	1,752	1,686	1,346	1,752
Skier visits	1,554	1,570	1,521	1,221	1,572
Ski resorts owned/leased and operated	13	13	13	12	12

Income Statement Data – Fiscal Years Ended

($ in thousands, except per share data)	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011
Revenues	$104,858	$105,205	$99,689	$82,044	$97,586
Costs and expenses--					
Resort operating expenses	72,670	73,942	68,091	62,826	66,740
Depreciation and amortization	9,450	9,155	8,850	9,510	8,003
General and administrative expenses	4,088	3,240	2,529	3,012	2,129
Land and building rent	1,440	1,464	1,428	1,679	1,948
Real estate and other expenses	1,828	1,651	1,817	1,447	1,946
Settlement of lawsuit	--	700	--	--	--
Other operating income-settlement of lawsuit	2,100	_	_	--	--
Income from operations	17,482	15,053	16,973		
Interest expense, net	(15,458)	(17,359)	(12,785)	(11,516)	(11,389)
Defeasance fee paid with debt restructure	(5,000)	_	_	--	--
Gain on acquisition	--	--	--	--	400
Write off of incremental stock issuance cost	--	--	--	1,168	--
Gain on sale/leaseback	333	333	333	333	333
Investment income	11	11	9	23	241
Income (loss) before income tax expense (benefit)	(2,632)	(1,962)	4,530	(8,757)	6,404
Income tax (benefit)	(778)	(461)	1,823	(3,462)	10,410
Net income (loss)	($1,824)	($1,501)	$1,823	($5,295)	($4,006)
Basic and diluted earnings (loss) per share	($0.22)	($0.38)	$0.68	($1.33)	($1.02)
Cash dividends declared per share	$0.2466	_	_	--	--

Balance Sheet – As of Fiscal Year End

PEAK RESORTS

($ in thousands)	April 30, 2015	April 30, 2014	April 30, 2013
Assets			
Current Assets:			
Cash and cash equivalents	$16,849	$13,186	$11,971
Restricted cash balances	37,519	13,063	12,141
Accounts receivable	1,639	396	366
Inventory	1,583	1,541	1,456
Deferred income tax	970	875	927
Prepaid expenses and other current assets	1,930	1,433	883
Total Current Assets	60,490	30,494	27,744
Property and equipment, net	143,944	136,696	135,806
Land held for development	35,780	36,877	35,780
Other Assets	1,326	2,470	2,419
Total Assets	$241,540	$206,537	$201,749
Liabilities and Stockholders' Equity			
Current Liabilities:			
Accounts payable and accrued expenses	$8,218	$5,050	$3,798
Unearned revenue	8,606	7,458	4,924
EB-5 Investor fund held in escrow	30,002	-	-
Current portion of deferred gain on sale/leaseback	333	333	333
Current portion of long-term debt and capitalized lease obligations	999	984	1,403
Total current liabilities	49,085	14,711	11,532
Long-term debt	97,569	173,973	169,581
Capitalized lease obligations	1,494	191	541
Deferred gain on sale/leaseback	3,511	3,844	4,177
Deferred income tax	8,831	9,682	10,245
Other liabilities	612	648	684
Commitments and contingencies			
Stockholder's equity			
Common stock, $.01 par value; 20,000,000 shares authorized, 3,982,400 shares issued	140	40	40
Additional paid-in capital	82,538	385	385
Retained earnings (deficit)	(2,240)	3,063	4,564
	80,438	$3,488	$4,989
Total liabilities and stockholders' equity	$241,540	$206,537	$201,749

Cash Flow Statement – Fiscal Years Ended

PEAK RESORTS

($ in thousands)	April 30, 2015	April 30, 2014	April 30, 2013
Cash flows from operating activities:			
Net (loss)/income	($1,854)	($1,501)	$2,707
Deferred income tax	(946)	(511)	1,743
Depreciation and amortization of property and equipment	9,450	9,1 55	8,850
Amortization and write-off of deferred financing costs	141	52	52
Amortization of other liabilities	(36)	(36)	(36)
Gain on sale/leaseback	(333)	(333)	(333)
Changes in operating assets and liabilities:			
Accounts receivable	(1,243)	(30)	981
Inventory	(42)	(85)	607
Prepaid expenses and deposits	(497)	(550)	(609)
Other assets	(202)	(76)	(285)
Accounts payable and accrued expenses	1,245	1,331	308
Accrued salaries, wages and related taxes and benefits	41	(188)	(33)
Unearned revenue	1,148	2,534	173
Net cash provided by operating activities	**6,872**	9,762	14,125
Cash flows from investing activities:			
Additions to property and equipment	(12,116)	(6,281)	(2,154)
Additions to land held for development	(109)	(97)	(3,850)
Change in restricted cash balances	(24,456)	(923)	(1,105)
Net cash used in investing activities	**(36,681)**	(7,301)	(7,109)
Cash flows from financing activities:			
Payments on long-term debt and capitalized lease obligation	(77,058)	(1,167)	(1,128)
Additions to EB-5 investor funds held in escrow	30,002	-	-
Net proceeds from issuance of common stock	82,253	-	-
Payment of deferred financing costs	(198)	-	-
Distributions to stockholders	(1,527)	(79)	(96)
Net cash provided by (used in) financing activities	**33,472**	(1,246)	(1,224)
Net increase in cash and cash equivalents	**3,663**	1,215	5,792
Cash and cash equivalents, beginning of year	13,186	11,971	6,179
Cash and cash equivalents, end of year	$16,849	$13,186	$11,971

EBITDA Reconciliation – Fiscal Years Ended

($ in thousands)	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011
Net income (loss)	($1,854)	($1,501)	$2,707	($5,295)	($4,006)
Income tax provision (benefit)	(778)	(461)	1,823	(3,462)	10,410
Interest expense, net	15,458	17,307	12,733	11,465	11,338
Defeasance fee paid with debt restructure	5,000	-	-	-	-
Depreciation and amortization	9,450	9,207	8,902	9,561	8,054
Investment Income	(11)	(10)	(10)	(23)	(241)
Gain on sale/leaseback	(333)	(333)	(333)	(333)	(333)
Gain on acquisition		-	-	-	(400)
Non-routine legal fees and settlement	(1,532)	1,157	117	-	-
Write off of prepaid incremental stock issuance cost		-	-	1,168	-
Reported EBITDA	**$25,400**	$25,366	$25,939	$13,081	$24,822

Fiscal 2015 Net Income Reconciliation

PEAK RESORTS

($ in thousands except per share data)	Fiscal Year Ended April 30, 2015
Net loss	($1,854)
One time debt restructuring costs net tax	3,190
Pro forma net income	1,336
Net loss per share	(0.22)
One time debt restructuring costs net tax per share	0.38
Adjusted net earnings per share (basic and diluted)	$0.16

Use of Non-GAAP Financial Information

PEAK RESORTS

We have chosen to specifically include Reported EBITDA (defined as net income before interest, income taxes, depreciation and amortization, gain on sale leaseback, investment income, other income or expense and other non-recurring items) as a measurement of our results of operations because we consider this measurement to be a significant indication of our financial performance and available capital resources. Because of large depreciation and other charges relating to our ski resorts, it is difficult for management to fully and accurately evaluate our financial results and available capital resources using net income.

Management believes that by providing investors with Reported EBITDA, investors will have a clearer understanding of our financial performance and cash flow because Reported EBITDA: (i) is widely used in the ski industry to measure a company's operating performance without regard to items excluded from the calculation of such measure, which can vary by company primarily based upon the structure or existence of their financing; (ii) helps investors to more meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our capital structure and asset base from our operating structure; and (iii) is used by our management for various purposes, including as a measure of performance of our operating entities and as a basis for planning.

Items excluded from Reported EBITDA are significant components in understanding and assessing financial performance or liquidity. Reported EBITDA should not be considered in isolation or as alternative to, or substitute for, net income, net change in cash and cash equivalents or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Reported EBITDA is not a measurement determined in accordance with GAAP and is susceptible to varying calculations, Reported EBITDA as presented may not be comparable to other similarly titled measures of other companies.

In connection with the company's debt restructuring in November 2014, it incurred a one-time, pre-tax charge of $5.2 million, which included the payment of a defeasance fee of $5 million to the Company's lender and other related expenses. The company excluded these charges from its GAAP net income (loss) and GAAP earnings (loss) per share for fiscal 2015 because they are not indicative of ongoing operating performance.


PEAK
RESORTS
Investor Update
Hunter Mountain Opportunity
11/30/2015